================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2009

                           Gateway Energy Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                    0-6404                     44-0651207
 ------------------------------     ----------                -----------------
(State or other jurisdiction of    (Commission               (I.R.S. Employer
        incorporation)             File Number)              Identification No.)

                        1415 Louisiana Street, Suite 4100
                                 Houston, Texas                    77001
                      -------------------------------------       --------
                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 1.01.    Entry into a Material Definitive Agreement

          Effective December 7, 2009, Gateway Energy Corporation (the "Company"), Gateway Pipeline Company, Gateway Offshore Pipeline Company, Gateway Processing Company and Gateway Energy Marketing Company entered into a Loan Agreement (the "Agreement") with Meridian Bank Texas (the "Lender"), regarding a revolving credit facility provided by Lender to the Company.

          The original borrowing base under the Agreement has been established at $3 million, which may be increased in the discretion of the Lender to an amount not to exceed $6 million. The credit facility is secured by substantially all of the Company's assets and has a termination date of April 30, 2012. Interest on outstanding balances will accrue at the lesser of (a) 5.5%, (b) the prime rate, quoted in the Wall Street Journal, plus 1.5%, or (c) the maximum rate of interest that may be charged to the Company on the loan under applicable law. The Agreement replaces the Credit Agreement, dated August 23, 2007, between the Company, as borrower, and Western National Bank ("Western National") as administrative agent and a lender, as amended and assigned by Western National to Lender.

          The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          The information provided in Item 1.01 above is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

          On December 10, 2009, the Company issued a press release disclosing the execution of the Agreement, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.         Description
-----------         -----------
    10.1            Loan Agreement, dated December 7, 2009, among Gateway Energy
                    Corporation,  Gateway  Pipeline  Company,  Gateway  Offshore
                    Pipeline Company, Gateway Processing Company, Gateway Energy
                    Marketing Company and Meridian Bank.

    99.1            Press release dated December 10, 2009.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Christopher Rasmussen
                                               --------------------------------
                                                      Christopher Rasmussen,
                                                      Chief Financial Officer

Date:  December 10, 2009

EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

    10.1 Loan Agreement, dated December 7, 2009, among Gateway Energy Corporation, Gateway Pipeline Company, Gateway Offshore Pipeline Company, Gateway Processing Company, Gateway Energy Marketing Company and Meridian Bank.

    99.1            Press release dated December 10, 2009.